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                                                                     EXHIBIT 4.1

                  [COMMTOUCH SOFTWARE LTD. SHARE CERTIFICATE]



               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
                THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                           CUSIP

THIS CERTIFIES THAT




IS THE REGISTERED HOLDER OF


   FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE PAR VALUE OF 0.05 NEW
                            ISRAELI SHEKELS EACH, OF
-------------------------------COMMTOUCH SOFTWARE LTD.--------------------------

Transferable on the books of the Corporation by the holder hereof in portion or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


CHIEF FINANCIAL OFFICER      [COMMTOUCH SOFTWARE LTD.    CHIEF EXECUTIVE OFFICER
                                 INCORPORATED IN
                                   ISRAEL
                                    1991
                                   SEAL]


COUNTERSIGNED AND REGISTERED;
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE



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                            COMMTOUCH SOFTWARE LTD.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ___________ Custodian __________________
TEN ENT -- as tenants by the entireties                                    (Cust)               (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as                                     under Uniform Gifts to Minors
           tenants in common                                           Act ____________________________________

                                                  UNIF TRF MIN ACT  -- ___________ Custodian (until age _______)
                                                                          (Cust)

                                                                       _______________ under Uniform Transfers

                                                                       to Minors Act __________________________
                                                                                               (State)



    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


_______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________ Ordinary Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________


                                   X __________________________________________


                                   X __________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By _________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.